UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2014

Capital Auto Receivables Asset Trust 2014-2

(Issuing Entity with respect to Securities)

Capital Auto Receivables LLC

(Depositor with respect to Securities)

Delaware	333-171684-06	46-7345071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Capital Auto Receivables LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01. Entry into a Material Definitive Agreement and Other Events

Capital Auto Receivables LLC (“Capital Auto”) has registered an issuance of $18,052,591,000 in principal amount of asset backed notes on Form S-3 (Registration File No. 333-171684) under the Securities Act of 1933, as amended (the “Act”), filed on January 13, 2011, as amended by Pre-Effective Amendment No. 1 on December 6, 2011 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Capital Auto Receivables Asset Trust 2014-2 (the “Issuing Entity”) issued $205,000,000 aggregate principal balance of the Class A-1 Floating Rate Asset Backed Notes (the “Class A-1 Notes”), $180,000,000 aggregate principal balance of the Class A-2 0.91% Asset Backed Notes (the “Class A-2 Notes”), $203,000,000 aggregate principal balance of the Class A-3 1.26% Asset Backed Notes (the “Class A-3 Notes”), $55,200,000 aggregate principal balance of the Class A-4 1.62% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), $38,190,000 aggregate principal balance of the Class B 2.03% Asset Backed Notes (the “Class B Notes”), $36,180,000 aggregate principal balance of the Class C 2.41% Asset Backed Notes (the “Class C Notes”) and $32,160,000 aggregate principal balance of the Class D 2.81% Asset Backed Notes (the “Class D Notes” and collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Offered Notes”) on April 23, 2014 (the “Closing Date”). The Offered Notes have an aggregate principal balance of $749,730,000. The $28,140,000 aggregate principal balance of Class E 3.62% Asset Backed Notes (the “Class E Notes” and collectively with the Offered Notes, the “Notes”) and the certificates (the “Certificates”) were also issued by the Issuing Entity. Only the Offered Notes were offered publicly for sale. The Class E Notes and the Certificates will initially be held by the Depositor.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of the Closing Date, between the Issuing Entity and Deutsche Bank Trust Company Americas, as Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of motor vehicle retail instalment sale contracts (the “Receivables”) secured by new and used automobiles and light duty trucks financed thereby.

As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement, dated as of April 16, 2014, filed with the Commission pursuant to Rule 424(b)(5) of the Act on April 18, 2014.

Item 9.01. Exhibits

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2014-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 23, 2014.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of April 23, 2014.

Exhibit 4.3	Pooling and Servicing Agreement between Ally Financial Inc., as Seller and Servicer, and Capital Auto Receivables LLC, dated as of April 23, 2014.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Custodian and Seller, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2014-2, as Issuing Entity, dated as of April 23, 2014.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Capital Auto Receivables LLC, as Depositor, dated as of April 23, 2014.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2014-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC

By:	/s/ M. T. St. Charles
Name:	M. T. St. Charles
Title:	Vice President

Dated: April 23, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture between Capital Auto Receivables Asset Trust 2014-2 and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 23, 2014.

Exhibit 4.2	Trust Agreement between Capital Auto Receivables LLC, as Depositor, and BNY Mellon Trust of Delaware, as Owner Trustee, dated as of April 23, 2014.

Exhibit 4.3	Pooling and Servicing Agreement between Ally Financial Inc., as Seller and Servicer, and Capital Auto Receivables LLC, dated as of April 23, 2014.

Exhibit 99.1	Trust Sale and Servicing Agreement among Ally Financial Inc., as Servicer, Custodian and Seller, Capital Auto Receivables LLC, as Depositor, and Capital Auto Receivables Asset Trust 2014-2, as Issuing Entity, dated as of April 23, 2014.

Exhibit 99.2	Custodian Agreement between Ally Financial Inc., as Custodian, and Capital Auto Receivables LLC, as Depositor, dated as of April 23, 2014.

Exhibit 99.3	Administration Agreement among Capital Auto Receivables Asset Trust 2014-2, as Issuing Entity, Ally Financial Inc., as Administrator, and Deutsche Bank Trust Company Americas, as Indenture Trustee, dated as of April 23, 2014.